UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549



                                    FORM 8-K



                  CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 18, 2005
                Date of report (Date of Earliest Event Reported)




                    TEXTAINER EQUIPMENT INCOME FUND III, L.P.
             (Exact name of Registrant as specified in its charter)


                 California                            0-20140                              94-3121277
        (State or other jurisdiction          (Commission file number)                     (IRS Employer
      of incorporation or organization)                                                 Identification No.)


      650 California Street, 16th Floor
             San Francisco, CA                                                                 94108
  (Address of Principal Executive Offices)                                                   (ZIP Code)


                                 (415) 434-0551
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Disposition of Assets

On April 18, 2005,  the Registrant  completed the sale of all, or  substantially all, of its assets to RFH, Ltd. ("RFH") pursuant to an Asset Sale Agreement. The assets sold were the  Registrant's  fleet of marine  cargo  containers.  Most of these  containers are subject to leases,  and the right to receive all lease and other revenues from the containers now belongs to RFH from the effective date of the Asset Sale  Agreement.  The total  price  paid by RFH on April 18,  2005 was
$17,701,844,  which  consisted  of  $17,562,737  for  substantially  all  of the
Registrant's  assets  and  $139,107  in  interest.   The  Partnership   received
$16,816,752,  or 95%, of the total price and the remaining $885,092,  or 5%, was paid to an escrow  account.  On August 1,  2005,  any  remaining  balance in the
escrow   account   will  be  paid  to  the   Registrant,   unless  a  claim  for
indemnification under the Asset Sale Agreement is made by RFH, in which case the amount of such claim will remain in the escrow  account.  Information  regarding the  principles  used to  calculate  the purchase  price is described  under the captions, "Purchase Price," on page 15 and "The Asset Sale Base Purchase Price,"
on pages 25 and 26 of the  Registrant's  Proxy  Statement for Special Meeting of
Limited  Partners,  filed  with  the  Commission  on  January  20,  2005,  which information is herein incorporated by reference.

Certain  relationships  between RFH, the Registrant's general partners and other limited  partnerships  managed by the general  partners and their affiliates are described  in the  report on Form 8-K,  filed with the  Commission  on March 22,
2005,  which  information  is  herein  incorporated  by  reference.   Additional
information  regarding  past  contacts  and  business  transactions  between the general  partners and the  shareholders  of RFH are described under the caption,
"Past Contacts,  Transactions and Negotiations Between the Partnership and RFH,"
on pages 26 to 27 of the  Registrant's  Proxy  Statement for Special  Meeting of
Limited  Partners,  filed  with  the  Commission  on  January  20,  2005,  which information is herein incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit 99.1. The following  sections from the Registrant's  Proxy Statement for
Special Meeting of the Limited  Partners as filed with the Commission on January
20, 2005 are  incorporated by reference:  (i) the information  under the caption
"Purchase  Price," on page 15 and (ii) the information  under the caption,  "The
Asset Sale Base Purchase Price," on pages 25 and 26, and (iii) the information under the caption, "Past Contacts, Transactions and Negotiations Between the Partnership and RFH," from pages 26 through 27.


SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Textainer Equipment Income Fund III, L.P.
                                    A California Limited Partnership
                                    By Textainer Financial Services Corporation, its managing general partner


Date:    April 18, 2005
                                    By /s/ Ernest J. Furtado
                                       _________________________________________
                                       Ernest J. Furtado
                                       Chief Financial Officer, Senior
                                       Vice President, Secretary and Director